                                                                    EXHIBIT 10.6

                            LESLIE'S POOLMART, INC.
                        1997 INCENTIVE STOCK OPTION PLAN

     1.   PURPOSE.
          -------

     The Plan is intended to provide an opportunity to key employees of the Corporation and its Subsidiaries to acquire Common Stock of the Corporation pursuant to Incentive Stock Options and Nonstatutory Stock Options in order to encourage such persons to remain in the employ of the Corporation.

     2.   DEFINITIONS.  Unless otherwise defined herein or the context otherwise
          -----------
requires, the capitalized terms used herein shall have the following meanings:

          (a) "Administrator" shall mean the Board or the Committee, whichever
               -------------
shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

          (b) "Board" shall mean the Board of Directors of the Corporation.
               -----

          (c) "Change-in-Control" shall have the meaning given to that term in
               -----------------
the Stockholders Agreement.

          (d) "Class I Stockholder" shall have the meaning given to that term in
               -------------------
the Stockholders Agreement.

          (e) "Class II Stockholder" shall have the meaning given to that term
               --------------------
in the Stockholders Agreement.

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (g) "Commission" shall mean the Securities and  Exchange Commission.
               ----------

          (h) "Committee" shall mean the committee appointed by the Board in
               ---------
accordance with Section 4 of the Plan.

          (i) "Common Stock" shall mean the $.001 par value Common Stock of the
               ------------
Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

          (j) "Corporation" shall mean LESLIE'S POOLMART, INC., a Delaware
               -----------
corporation.

          (k) "Disability" shall mean a medically determinable physical or
               ----------
mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death, or has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that a Disability exists.

          (l) "EBITDA" shall mean the Corporation's annual Consolidated Net
               ------
Income, as reflected on its annual audited statement of operations delivered pursuant to Section 10(e)(ii) of the Stockholders Agreement (i) plus (minus) any extraordinary or nonrecurring gain (loss); (ii) plus (minus) any gain (loss) due solely to fluctuations in currency values; (iii) plus provision for taxes; (iv) plus consolidated interest expense, whether paid or accrued and whether or not capitalized (and including any amortization of deferred financing costs); (v) plus any noncash charges for such period (including LIFO charges); (vi) plus depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other noncash charges and (vii) plus the amounts paid during the period pursuant to the Management Agreement dated June 11, 1997 between the Corporation and Leonard Green & Partners, L.P..

          (m) "Employee"  shall mean an individual who is employed (within the
               --------
meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

          (n) "Exchange Act"  shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (o) "Exercise Price" shall mean the price per Share of Common Stock,
               --------------
determined by the Administrator, at which an Option may be exercised.

          (p) "Fair Market Value" shall mean the value of one (1) Share of
               -----------------
Common Stock, determined as follows:

              (i) If the Shares are traded on an exchange or over-the-counter on the Nasdaq National Market (the "NNM") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (a) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (b) if traded on the NNM, the last sale price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

              (ii) If the Shares are not traded on an exchange or the NNM but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

              (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

          (q) "Incentive Stock Option" shall mean an option described in Section
               ----------------------
422 of the Code.

          (r) "Nonstatutory Stock Option" shall mean an option granted under the
               -------------------------
Plan that is not an Incentive Stock Option.

          (s) "Option" shall mean any Incentive Stock Option or Nonstatutory
               ------
Stock Option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date. Each Option shall vest in accordance with the terms of the Plan and the applicable Option Agreement.

          (t) "Option Agreement" shall mean a written stock option agreement
               ----------------
evidencing a particular Option.

          (u) "Optionee" shall mean a Participant who has received an Option.
               --------

          (v) "Participant" shall have the meaning assigned to it in Section
               -----------
5(a) hereof.

          (w) "Plan" shall mean this LESLIE'S POOLMART, INC. 1997 Inventive
               ----
Stock Option Plan, as it may be amended from time to time.

          (x) "Purchase Price" shall mean the Exercise Price multiplied by the
               --------------
number of Shares with respect to which an Option is exercised.

          (y) "Retirement" shall mean the voluntary cessation of employment by
               ----------
an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

          (z) "Revolving Line of Credit" shall mean the Corporation's revolving
               ------------------------
line of credit with Wells Fargo Bank (or Wells Fargo Bank and BT Commercial Corporation), or any revolving line of credit substituted therefor.

          (aa) "Section 16 Participant" shall mean a Participant who is (or, in
                ----------------------
the opinion of the Administrator, may be) generally subject to the Section 16 Requirements with respect to purchases and sales of Common Stock or other equity securities of the Corporation.

          (bb) "Section 16 Requirements" shall mean those obligations and
                -----------------------
requirements imposed by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

          (cc) "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended.

          (dd) "Share" shall mean one share of Common Stock, adjusted in
                -----
accordance with Section 10 of the Plan (if applicable).

          (ee) "Stockholders Agreement" shall mean that certain Stockholders
                ----------------------
Agreement and Subscription Agreement dated June 11, 1997 among the Corporation, Green Equity Investors II, L.P., Richard H. Hillman, Michael J. Fourticq, Brian
P. McDermott, Greg Fourticq, Brian P. McDermott and Manette J. McDermott, the trustees of the McDermott Family Trust, Occidental Petroleum Corporation and the other persons contemplated thereby.

          (ff) "Subsidiary" shall mean any subsidiary corporation as defined in
                ----------
Section 424(f) of the Code.

     3.   EFFECTIVE DATE.
          --------------

     The Plan was adopted by the Board effective June 11, 1997, subject to approval of the Corporation's stockholders pursuant to Section 15 hereof.

     4.   ADMINISTRATION.
          --------------

     The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

     The Administrator shall from time to time at its discretion select the Employees who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options.

     A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

     5.   PARTICIPATION.
          -------------

          (a)  Eligibility.
               -----------

          The Optionees shall be such persons (collectively, "Participants"; individually, a "Participant") as the Administrator may select from among the Employees (who may be officers, whether or not they are directors of the Corporation); provided however, that the Administrator may at any time or from time to time designate one or more Employees who are directors as being ineligible for selection as Participants in the Plan for any period or periods of time in order to comply with the Section 16 Requirements.

          (b)  Ten-Percent Stockholders.
               ------------------------

          A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries, shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

          (c)  Stock Ownership.
               ---------------

          For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

          (d)  Outstanding Stock.
               -----------------

          For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

     6.   STOCK AND VESTING.
          -----------------

          (a)  Number of Shares.
               ----------------

          The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 273,946; provided however, that 202,299 of such Shares shall be subject to the vesting requirements of Section 6(b) and 71,647 of such shares shall be subject to the vesting requirements of Section 6(c). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in that Section.

          (b)  Tenure Vesting.
               --------------

          202,299 Shares in the aggregate subject to Options under the Plan shall vest and become exercisable with respect to each such Option in three equal annual installments (subject to rounding to the nearest whole Share) on each of the first, second and third anniversaries of the date of grant, provided the holder of such Option is then an Employee.

          (c)  Performance Vesting.
               -------------------

          71,647 Shares in the aggregate subject to Options under the Plan shall vest and become exercisable with respect to each such Option in three equal installments (subject to rounding to the nearest whole Share) if the holder of such Option is then an Employee and if the following performance criteria are achieved by the Corporation:

               (i) Commencing March 31, 1998, one-third of such Shares shall vest if both (x) EBITDA for the year ending January 3, 1998 ("'97 EBITDA") is at least $18 million and (y) at least 30 new stores have been opened between the date of this Plan and March 31, 1998; in the event such Shares do not become exercisable on March 31, 1998, they will become exercisable commencing March 31, 1999, if (x) '97 EBITDA is at least $17.1 million, (y) the total of '97 EBITDA and EBITDA for the year ending in December 1998 ("'98 EBITDA") is a least $40 million, and (z) at least 30 new stores have been opened between the date of this Plan and March 31, 1998; in the event that the such Shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 1999, they shall be forfeited.

               (ii) Commencing March 31, 1999, an additional one-third of such Shares shall vest if both (x) '98 EBITDA is at least $22 million and (y) at least 30 new stores have been opened in the 12 month period ending March 31, 1999; in the event such Shares do not become exercisable on March 31, 1999, they will become exercisable commencing March 31, 2000, if (x) '98 EBITDA is at least $20.9 million, (y) the total of '98 EBITDA and EBITDA for the year ending December 1999 ("'99 EBITDA") is at least $48 million, and (z) at least 30 new stores have been opened in the 12 month period ending March 31, 1999; in the event that such Shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 2000, they shall be forfeited.

               (iii) Commencing March 31, 2000, the final one-third of such Shares shall vest if both (x) '99 EBITDA is at least $26 million and (y) at least 30 new stores have been opened in the 12 month period ending March 31, 2000; in the event such Shares do not become exercisable on March 31, 2000, they will become exercisable on March 31, 2001 if (x) '99 EBITDA is at least $24.7 million, (y) the total of '99 EBITDA and EBITDA for the year ending December 2000 is at least $55.4 million, and (z) at least 30 new stores have been opened in the 12 month period ending March 31, 2000; in the event such Shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 2001, they shall be forfeited.

          (d) Reallocation of Options.  Notwithstanding the provisions of
              -----------------------
Section 6(c) above, with respect to the 71,647 Shares subject to performance vesting pursuant to that Section 6(c), in the event the performance criteria set forth in Subsection 6(c)(i), 6(c)(ii), or 6(c)(iii) are met, any Shares subject to such criteria which are not subject to an outstanding Option, or which at any time thereafter remain unexercised upon the expiration or cancellation of an outstanding Option, shall be available for grant as a "tenure" option pursuant to Section 6(b), and the number of shares eligible for grant under such section shall be increased accordingly. By way of example, in the event the goal set forth in Section 6(c)(i) has been satisfied, any of the 23,883 Options subject to vesting pursuant to such section that are at that time unallocated or are at any time restored to the Plan unexercised upon the expiration or cancellation of an outstanding Option, would be reallocated and available for grant pursuant to Section 6(b) above.

          (e) Subsequent Grants.  Performance options granted between March 31,
              -----------------
1998 and March 31, 1999 shall vest in two equal installments pursuant to Subsections (ii) and (iii) below. Performance options granted on or after March 31, 1999 shall vest in one installment in accordance with Subsection (iii) below, provided, however, that in no event shall the total of all Options eligible to vest pursuant to Subsection (i) below exceed 23,883, or the total of all Options eligible to vest pursuant to Subsection (ii) below exceed 23,883, or the total of all Options eligible to vest pursuant to Subsection (iii) below exceed 23,882.

          (f)  Change-in-Control.
               -----------------

          Notwithstanding anything herein to the contrary, including Section 6(b), 6(c) or 10 hereof, all Options outstanding under the Plan, whether or not then exercisable, shall vest and become immediately exercisable upon a Change-in-Control.

     7.   TERMS AND CONDITIONS OF OPTIONS.
          -------------------------------

          (a)  Stock Option Agreements.
               -----------------------

          Each Option shall be evidenced by an Option Agreement in substantially the form attached hereto as Exhibit A or B, as applicable, or as the Administrator shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth in this Section 7.

          (b)  Nature of Option.
               ----------------

          Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

          (c)  Optionee's Undertaking.
               ----------------------

          Each Optionee shall agree to be bound by the terms of, and shall become subject to, the Stockholders Agreement.

          (d)  Number of Shares.
               ----------------

          Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of
Section 10 hereof.

          (e)  Exercise Price.
               --------------

          Each Option shall state the Exercise Price. The Exercise Price shall be the Fair Market Value on the date of grant; provided however, that in the case of an Incentive Stock

Option granted to an Optionee described in Section 5(b) hereof, the Exercise Price shall be one hundred ten percent (110%) of the Fair Market Value on the date of grant.

          (f) Medium and Time of Payment; Notice.
              ----------------------------------

          The Purchase Price may be paid in full by any of the following means or any combination thereof, in the discretion of the Optionee:

               (i) in cash or by personal check in United States dollars in the amount being paid;

               (ii) if the Corporation has completed an underwritten public offering of the Shares registered under the Securities Act, by the surrender of Shares, in good form for transfer to the Corporation, registered in the name of the Optionee or the successor of the Optionee and having a Fair Market Value on the date of exercise equal to the amount being paid; and

               (iii) if permitted by the terms of the Corporation's agreements and securities, by payment of at least fifty percent (50%) of the Purchase Price of the Shares being purchased in cash or by personal check and/or Shares as in subsection (ii) above and payment of the balance of the amount being paid by delivery of a full-recourse promissory note executed by the Optionee or the successor of the Optionee, which promissory note shall (a) be payable semi-annually as to interest and shall bear interest at the greater of (x) the prime rate in effect on the date of exercise (as published in the Pacific Coast Edition of the Wall Street Journal) plus one percent (1%) or (y) the interest
               -------------------
rate on the Corporation's Revolving Line of Credit plus one percent (1%), (b) be payable as to principal in eight equal semi-annual installments commencing six months after exercise, and (c) be secured by a security interest in all of the Shares being purchased upon such Option exercise (which security interest shall be released ratably concurrently with amortization of principal) pursuant to which the Corporation may retain possession of certificates evidencing the Shares subject to such security interest.

          Each Optionee shall acknowledge that the Corporation may be required to withhold Federal, state and other income taxes as a result of the exercise of an Option. Therefore, as a condition to the exercise of an Option, if requested by the Corporation, the Optionee shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding amount shall be made, at the discretion of the Optionee, (i) by cash or personal check, (ii) if the Corporation has completed an underwritten public offering of the Shares registered under the Securities Act, by delivery of Shares registered in the name of the Optionee or its successor, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or
(iii) any combination of (i) and (ii) above.

          The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice in such form as the Administrator shall from time to time determine.

          (g) Vesting, Term and Non-Transferability of Options.
              ------------------------------------------------

          Each Option shall state the time or times when all or part thereof becomes exercisable. No Option, including Incentive Stock Options, shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable, except that an Optionee may transfer a Nonstatutory Stock Option in whole or in part without consideration, upon written notice to the Administrator, to a trustee of a revocable inter vivos trust established by the Optionee for the benefit of the Optionee during his or her lifetime. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a written beneficiary designation previously presented to and accepted by the Administrator. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be void and, at the Corporation's election, may cause all of the Optionee's rights under the Option to terminate.

          (h) Cessation of Employment (Except by Death, Disability or
              -------------------------------------------------------
Retirement).
-----------

          If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within three (3) months after cessation of employment, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. An Option Agreement may, in the sole discretion of the Administrator, but need not, provide that the Option shall cease to be exercisable on the date of such cessation of employment if such cessation arises by reason of such Employee's misconduct. An Employee shall be considered to have been terminated for misconduct if he or she resigns, is discharged or otherwise terminated, in any of such cases, on account of conviction of a felony, misappropriation of the assets of the Corporation or any Subsidiaries or any affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the employee's position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the chief executive officer of the Corporation or of any other person designated by such chief executive officer.

          For purposes of this Section 7(h), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the 90th day after the Optionee ceased active employment, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

          (i)  Death of Optionee.
               -----------------

          If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(g) above, at any time within twelve (12) months after the Optionee's death, by the executor or administrator of his or her estate, the Optionee's designated beneficiary, or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (j)  Disability of Optionee.
               ----------------------

          If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within twelve (12) months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (k)  Retirement of Optionee.
               ----------------------

          If an Optionee ceases to be an Employee by reason of Retirement (and not on account of misconduct as determined in Section 7(h)), such Optionee shall have the right, subject to the restrictions referred to in Section 7(g) above, to exercise the Option at any time within three (3) months after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (l)  Rights as a Stockholder.
               -----------------------

          No Optionee shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof. Each Option Agreement shall state whether such Optionee is or will become a Class I Stockholder or a Class II Stockholder upon the exercise thereof. The Stockholders Agreement specifies certain respective rights of Class I Stockholders and Class II Stockholders.

          (m) Modification, Extension and Renewal of Options.
              ----------------------------------------------

          Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing not-withstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

          (n)  Other Provisions.
               ----------------

          An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator may, in its discretion, deem advisable.

     8.   LIMITATION OF ANNUAL AWARDS.
          ---------------------------

     The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, shall not exceed $100,000.

     9.   TERM OF PLAN.
          ------------

     Options may be granted pursuant to the Plan until the tenth anniversary of the effective date referred to in Section 3.

     10.  EFFECT OF CERTAIN EVENTS.
          ------------------------

          (a)  Adjustments.
               -----------

          If the outstanding shares of Common Stock are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, Common Stock dividend or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Corporation are sold, then the Administrator shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan and the exercise price of such Options, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan provided, however, that notwithstanding the foregoing, such aggregate number of Shares shall be subject to adjustment under this Section 10(a) only to the extent that such will not affect the status of any Options intended to qualify as "performance based compensation" under Section 162(m) of the Code and will not cause Incentive Stock Options to be treated as Nonstatutory Stock Options.

          (b) Merger, Sale of Assets, Liquidation.
              -----------------------------------

          If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells or disposes of all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation or entity, this Plan and each Option shall terminate upon the effectiveness of such transaction if, but only if, the Optionee will be entitled to receive and receives, in exchange for the Shares issued upon the exercise of such Option prior to such effectiveness, along with all other holders of Common Stock, (i) cash, (ii) fully marketable securities (subject only, in the case of an Optionee that is an affiliate of the Corporation, any restriction imposed by generally accepted accounting principles on the disposition of capital stock received in such transaction in order that such transaction may be accounted for as a pooling of interests), or (iii) any combination of cash and fully marketable securities, in each case for the same per share consideration and in the same ratio as all other holders of Common Stock.

          An Option exercised in contemplation of the consummation of the sale of all substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

          (c)  Extraordinary Dividends.
               -----------------------

          If the Corporation declares a dividend or makes any other distribution on its Common Stock, other than a regular periodic cash dividend payable out of retained earnings, whether such dividend or distribution is payable in cash or kind, it shall reserve and set aside out of such dividend or distribution a sufficient sum or amount to pay to each Optionee, upon the exercise of his or her Option, and upon such exercise such Optionee shall be entitled to receive in addition to the Shares and other securities to which such Optionee would be entitled upon such exercise, the same per share amount that such Optionee would have received had such Optionee exercised such Option in full prior to the record date for the payment of such dividend or distribution and been a record holder of all Shares so issuable on such record date and on the date such dividend or distribution was paid (together with any additional cash, securities or other property to which such holder would have been entitled if he or she continued to hold such dividend or distribution from the payment date until the actual exercise of such Option).

          (d)  Adjustment Determination.
               ------------------------

          To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be as determined reasonably and in good faith by the Administrator, whose determination shall be conclusive and binding on all persons.

          (e)  Limitation on Rights.
               --------------------

          Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11.  SECURITIES LAW REQUIREMENTS.
          ---------------------------

          (a)  Legality of Issuance.
               --------------------

          No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

               (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

               (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

               (iii) any other applicable provision of state or Federal law has been satisfied.

          (b) Restrictions on Transfer; Representations of Optionee; Legends.
              --------------------------------------------------------------

          Regardless of whether the offer and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR

     OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (ii) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 11, 1997, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

     Any good faith and reasonable determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

          (c)  Registration or Qualification of Securities.
               -------------------------------------------

          Except as provided in the Stockholders Agreement, the Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.

          (d)  Exchange of Certificates.
               ------------------------

          If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

     12.  AMENDMENT OF THE PLAN.
          ---------------------

     The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

          (a) Except as provided in Section 10(a), increase the number of Shares which may be issued under the Plan;

          (b) Change the designation in Section 5 with respect to the class of persons eligible to receive Options; or

          (c) Amend this Section 12 to defeat its purpose.

     13.  EXCHANGE ACT.
          ------------

     If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Administrator from time to time to the extent necessary or advisable, in the judgment of the Administrator after having consulted with Corporation's counsel, to enable Section 16 Participants to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by the Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, (iv) the sale of Common Stock received upon the exercise of Options, and (v) the administration of this Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Administrator after consulting with the Corporation's counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

     14.  APPLICATION OF FUNDS.
          --------------------

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     15.  APPROVAL OF STOCKHOLDERS.
          ------------------------

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the Corporation's outstanding shares of capital stock no later than June 10, 1998. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 shall also be subject to approval by the Corporation's stockholders.

     16.  EXECUTION.
          ---------

     To record the adoption of the Plan by the Board as of June 11, 1997, the Corporation has caused an authorized officer to affix the corporate name hereto.

                              LESLIE'S POOLMART, INC.



                              By:
                                 ------------------------------
                                 Michael J. Fourticq
                                 Chairman

                                   EXHIBIT A
                                   ---------

                            LESLIE'S POOLMART, INC.

                       INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT is entered into as of the ___ day of _____________, _____ (the "Grant Date"), between LESLIE'S POOLMART, INC., a Delaware corporation (the "Company"), and ____________________ (the "Optionee").

                                R E C I T A L S
                                ---------------

     A. The Board of Directors of the Company (the "Board") has established the Company's 1997 Incentive Stock Option Plan (the "Plan") in order to provide key employees of the Company with an opportunity to acquire shares of the Company's common stock ("Stock").

     B. The Board has included in the Plan certain provisions to provide for the grant of incentive stock options.

     C. The Board regards the Optionee as a key employee as contemplated by the Plan and has determined that it would be in the best interests of the Company and its stockholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Company, and as an incentive for increasing efforts during such service.

     NOW, THEREFORE, it is agreed as follows:

     1.   DEFINITIONS AND INCORPORATION.  Unless otherwise defined herein or the
          -----------------------------
context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The Plan is hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received a copy of the Plan.

     2.   GRANT OF OPTION.  Pursuant to the Plan, the Company hereby grants to
          ---------------
the Optionee as of the date hereof the option to purchase all or any part of an aggregate of ____________________ shares of Stock (the "Option"), subject to adjustment in accordance with Section 10 of the Plan. The Option is intended to qualify as an Incentive Stock Option under the Code.

     3.   OPTION PRICE.  The price to be paid for Stock upon exercise of the
          ------------
Option or any part thereof shall be $____ per share (the "Exercise Price").

     4.   RIGHT TO EXERCISE.  Subject to the conditions set forth in this
          -----------------
Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.

     5.   SECURITIES LAW REQUIREMENTS.  No part of the Option shall be exercised
          ---------------------------
if counsel to the Company determines that any applicable registration requirement under the Securities Act of 1933 (the "Act") or any other applicable requirement of Federal or state law has not been met.

     6.   TERM OF OPTION.  The Option shall terminate in any event on the
          --------------
earliest of (a) the __________ day of ____________, 20__, at 11:59 P.M.
California time, (b) the expiration of the period described in Section 8 below,
(c) the expiration of the period described in Section 9 below or (d) the expiration of the period described in Section 10 below. The Option shall also terminate as provided in the Plan or elsewhere in this Agreement.

     7.   EXERCISE FOLLOWING CESSATION OF EMPLOYMENT.  If the Optionee's
          ------------------------------------------
employment with the Company ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than death, Disability or Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within three (3) months after the date of such cessation. The foregoing sentence to the contrary notwithstanding, the Option shall cease to be exercisable on the date of such cessation if such cessation arises out of termination for misconduct. For this purpose, "misconduct" shall mean conviction of a felony, misappropriation of the assets of the Company or any Subsidiary, continued or repeated insobriety, illegal use of drugs, continued or repeated absence from service during the usual working hours of the Optionee's position for reasons other than Disability or sickness, or refusal to carry out the reasonable direction of the Board or of the chief executive officer of the Company or of any other person designated by such chief executive officer. Any determination of "misconduct" by the Administrator made in good faith shall be final and binding upon the Company and the Optionee and all persons claiming under or through them.

     8.   EXERCISE FOLLOWING DEATH OR DISABILITY.  If the Optionee's employment
          --------------------------------------
with the Company ceases by reason of the Optionee's death or Disability, or if the Optionee dies after cessation of employment but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within one year after the date of the Optionee's death or cessation by reason of Disability. In the case of death, the exercise may be made by his or her representative, named beneficiary, or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative, named beneficiary, or such person consents in writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Company.

     9.   EXERCISE FOLLOWING RETIREMENT.  If the Optionee's employment with the
          -----------------------------
Company ceases by reason of Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within three (3) months after the date of the Optionee's Retirement.

     10.  TIME OF CESSATION OF SERVICE.  For the purposes of this Agreement, the
          ----------------------------
Optionee's employment shall be deemed to have ceased on the earlier of (a) the date when the Optionee's employment in fact ceased or (b) except in the case of Retirement, the date when the Optionee gave or received written notice that his or her employment is to cease.

     11.  NONTRANSFERABILITY.  The Option shall be exercisable during the
          ------------------
Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution, or pursuant to a written beneficiary designation previously presented to and accepted by the Administrator. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under this Agreement to terminate.

     12.  STOCKHOLDERS AGREEMENT.  The Optionee hereby represents to the Company
          ----------------------
that he or she has entered into the Stockholders Agreement and is or will be subject to such agreement upon issuance of the shares subject to this Option and will comply therewith as to this Option and the shares of Stock subject to this Option.

     13.  EFFECT OF EXERCISE.  Upon exercise of all or any part of the Option,
          ------------------
the number of shares of Stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

     14.  EXERCISE OF OPTION.  The Option may be exercised by delivering to the
          ------------------
Company (a) a written notice of exercise in substantially the form prescribed from time to time by the Administrator and (b) full payment of the Exercise Price for each share of Stock purchased under the Option. Such notice shall specify the number of shares of Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Purchase Price shall be payable (i) in U.S. dollars in cash (by check), (ii) if the Company has completed an underwritten public offering of the Stock registered under the Securities Act, by delivery of shares of Stock registered in the name of the Optionee or Optionee's successor having a Fair Market Value at the time of exercise equal to the amount of the Purchase Price, (iii) any combination of the payment of cash and the delivery of stock, or (iv) so long as at least fifty percent (50%) of the Purchase Price of the Stock being purchased is paid in cash or by personal check and/or shares of Stock as above, and if permitted by the terms of the Corporation's agreements and securities, the balance of the Purchase Price may be paid with a full recourse, secured promissory note executed by the Optionee or Optionee's successor as provided in the Plan.

     15.  WITHHOLDING TAXES.  The Company may require the Optionee to deliver
          -----------------
payment, as a condition to the exercise of the Option, of any withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, which payment shall be made, at the discretion of the Optionee, (a) by cash or personal check, (b) if the Corporation has completed an underwritten public offering of the Stock registered under the Securities Act, by delivery of shares of Stock registered in the name of the Optionee, or by the Company not issuing such number of shares of the Stock subject to the Option, having a Fair Market Value at the time of exercise in the amount to be withheld or (c) any combination of (a) and (b) above.

     16.  ISSUANCE OF SHARES.  Subject to the foregoing conditions, the Company,
          ------------------
as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Stock with respect to which the Option is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued (i) to a trustee of a revocable inter vivos trust established by the Optionee for the benefit of the Optionee during his or her lifetime in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

     17.  NOTICE OF DISQUALIFYING DISPOSITION OF SHARES.  If the Optionee sells
          ---------------------------------------------
or otherwise disposes of shares of the Stock acquired pursuant to exercise of the Option on or before the later of (a) the date two years after the Grant Date or (b) the date one year after transfer of such shares to the Optionee upon exercise of the Option, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that the Optionee will be solely liable for any tax withholding required in respect of the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

     18.  RIGHTS AS STOCKHOLDER.  Neither the Optionee nor any other person
          ---------------------
entitled to exercise the Option shall have any rights as a stockholder of the Company with respect to the Stock subject to the Option until a certificate for such shares has been issued to him or her following the exercise of the Option. Upon issuance of such certificate, the Optionee shall have all the rights, privileges and obligations of a Class [I/II] Stockholder as provided in the Stockholders Agreement.

     19.  AT-WILL AGREEMENT.  In consideration of the grant of this Option,
          -----------------
Optionee understands and agrees that Optionee's employment is at-will, and, therefore, Optionee's employment and compensation can be terminated by Optionee or the Company, with or without cause, and with or without notice, at any time. This at-will agreement supersedes any contrary contract of employment, express or implied, that Optionee may have had, or believed Optionee had, prior to this date. Optionee further understands and agrees that although other terms and conditions of Optionee's employment may change, this at-will employment relationship will remain in effect throughout Optionee's employment with the Company, or any of its affiliated companies, unless it is modified by a specific, written employment contract that is signed by the President of the Company and Optionee. This at-will employment status cannot be modified by any oral or implied agreement. Optionee understands and agrees that these statements about the at-will nature of Optionee's employment constitute the complete understanding between the Company and Optionee regarding this subject.

     20.  LOCK-UP.  In the event that the Company files a registration statement
          -------
with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is to be offered, the Optionee shall not effect any public sale or distribution of any shares of the Stock or any of the Company's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning thirty (30) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering.

     21.  NOTICES.  Any notice to the Company contemplated by this Agreement
          -------
shall be in writing and shall be addressed to it in care of its General Counsel, 20630 Plummer Street, Chatsworth, California 91311, or such other address as the Company may specify in a notice to the Optionee; and any notice to the Optionee shall be in writing and shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

     22.  INTERPRETATION.  The interpretation, construction, performance and
          --------------
enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons. In the event of any conflict between the terms of the Plan and this Agreement, the Plan shall govern.

     23.  CHOICE OF LAW.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal substantive laws (not the law of choice of laws) of the State of California.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date first above written.

LESLIE'S POOLMART, INC.

By________________________________


__________________________________          ___________________________________
Optionee                                    Optionee's Spouse*


__________________________________          ___________________________________
(Please print Optionee's name)              (Please print spouse's name)


------------------

*    Include signature and name of Optionee's spouse, if Optionee is married.

                                  SCHEDULE 1
                                  ----------

                               RIGHT TO EXERCISE
                               -----------------


     Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue as follows:

     1.   With respect to ________ shares subject to the Option

          (a) Commencing one year after the Grant Date, the Option may be exercised to the extent of one-third of such shares.

          (b) Commencing two years after the Grant Date, the Option may be exercised to the extent of one-third of such shares (plus any such shares with respect to which the Option has previously become exercisable but has not been exercised).

          (c) Commencing three years after the Grant Date, all such shares may be exercised to the extent they have not previously been exercised.

     2.   With respect to __________ shares subject to the Option

          (a) Commencing March 31, 1998, the Option may be exercised to the extent of one-third of such shares if both (i) EBITDA (as defined in the Plan) for the year ending January 3, 1998 ("'97 EBITDA") is at least $18 million and
(ii) at least 30 new stores have been opened between June 11, 1997 and March 31, 1998; in the event such shares do not become exercisable on March 31, 1998, they will become exercisable commencing March 31, 1999, if (i) '97 EBITDA is at least $17.1 million, (ii) the total of '97 EBITDA and EBITDA for the year ending in December 1998 ("'98 EBITDA") is a least $40 million, and (iii) at least 30 new stores have been opened between June 11, 1997 and March 31, 1998; in the event that the such shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 1999, they shall be forfeited.

          (b) Commencing March 31, 1999, the Option may be exercised to the extent of one-third of such shares (plus any such shares with respect to which the Option has previously become exercisable but has not been exercised) if both
(i) '98 EBITDA is at least $22 million and (ii) at least 30 new stores have been opened in the 12 month period ending March 31, 1999; in the event such shares do not become exercisable on March 31, 1999, they will become exercisable commencing March 31, 2000, if (i) '98 EBITDA is at least $20.9 million, (ii) the total of '98 EBITDA and EBITDA for the year ending December 1999 ("'99 EBITDA") is at least $48 million, and (iii) at least 30 new stores have been opened in the 12 month period ending March 31, 1999; in the event that such shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 2000, they shall be forfeited.

          (c) Commencing March 31, 2000, the Option may be exercised to the extent of one-third of such shares (plus any shares with respect to which the Option has previously become exercisable but has not been exercised) if both (i) EBITDA for the year ending in December 1999

("'99 EBITDA") is at least $26 million and (ii) at least 30 new stores have been opened March 31, 2000; in the event such shares do not become exercisable on March 31, 2000, they will become exercisable on March 31, 2001 if (i) '99 EBITDA is at least $24.7 million, (ii) the total of '99 EBITDA and EBITDA for the year ending December 2000 is at least $55.4 million, and (iii) at least 30 new stores have been opened in the 12 month period ending March 31, 2000; in the event such shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 2001, they shall be forfeited.

                                   EXHIBIT B
                                   ---------

                            LESLIE'S POOLMART, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT


     THIS AGREEMENT is entered into as of the __ day of _____________, _____ (the "Grant Date"), between LESLIE'S POOLMART, INC., a Delaware corporation (the "Company"), and __________________________ (the "Optionee").

                                R E C I T A L S
                                ---------------

     A. The Board of Directors of the Company (the "Board") has established the Company's 1997 Incentive Stock Option Plan (the "Plan") in order to provide key employees of the Company with an opportunity to acquire shares of the Company's common stock ("Stock").

     B. The Board regards the Optionee as a key employee as contemplated by the Plan and has determined that it would be in the best interests of the Company and its shareholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Company, and as an incentive for promoting efforts during such service.

     NOW, THEREFORE, it is agreed as follows:

     1.  DEFINITIONS AND INCORPORATION.  Unless otherwise defined herein or the
         -----------------------------
context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The Plan is hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received a copy of the Plan.

     2.  GRANT OF OPTION.  Pursuant to the Plan, the Company hereby grants to
         ---------------
the Optionee as of the date hereof the option to purchase all or any part of an aggregate of __________________ shares of Stock (the "Option"), subject to adjustment in accordance with Section 10 of the Plan. The Option will not be treated as an incentive stock option under the Code.

     3.  OPTION PRICE.  The price to be paid for Stock upon exercise of the
         ------------
Option or any part thereof shall be $_____ per share (the "Exercise Price").

     4.  RIGHT TO EXERCISE.  Subject to the conditions set forth in this
         -----------------
Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.

     5.  SECURITIES LAW REQUIREMENTS.  No part of the Option shall be exercised
         ---------------------------
if counsel to the Company determines that any applicable registration requirement under the Securities Act of 1933 (the "Act") or any other applicable requirement of Federal or state law has not been met.

     6.  TERM OF OPTION.  The Option shall terminate in any event on the
         --------------
earliest of (a) the _______ day of ___________, ______, at 11:59 P.M. California
time, (b) the expiration of the period described in Section 8 below, (c) the expiration of the period described in Section 9 below or (d) the expiration of the period described in Section 10 below. The Option shall also terminate as provided in the Plan or elsewhere in this Agreement.

     7.  EXERCISE FOLLOWING CESSATION OF EMPLOYMENT OR SERVICE.  If the
         -----------------------------------------------------
Optionee's employment or service with the Company ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than death, Disability or Retirement, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within three (3) months after the date of such cessation. The foregoing notwithstanding, the Option shall cease to be exercisable on the date of such cessation if such cessation arises out of termination for misconduct. For this purpose, "misconduct" shall mean conviction of a felony, misappropriation of the assets of the Company or any Subsidiary, continued or repeated insobriety, illegal use of drugs, continued or repeated absence from service during the usual working hours of the Optionee's position for reasons other than Disability or sickness, or refusal to carry out the reasonable direction of the Board or of the chief executive officer of the Company or of any other person designated by such chief executive officer. Any determination of "misconduct" by the Administrator made in good faith shall be final and binding upon the Company and the Optionee and all persons claiming under or through them.

     8.  EXERCISE FOLLOWING DEATH OR DISABILITY.  If the Optionee's employment
         --------------------------------------
or service with the Company ceases by reason of the Optionee's death or Disability, or if the Optionee dies after cessation of employment or service but while the Option would have been exercisable hereunder, the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within one (1) year after the date of the Optionee's death or cessation by reason of Disability. In case of death, the exercise may be made by his or her representative, named beneficiary, or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative, named beneficiary, or such person consents in writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Company.

     9.  EXERCISE FOLLOWING RETIREMENT.  If the Optionee's employment or
         -----------------------------
service with the Company ceases by reason of Retirement the Option (to the extent it has not previously been exercised and is exercisable at the time of cessation) may be exercised within three (3) months after the date of the Optionee's retirement.

    10.  TIME OF CESSATION OF SERVICE.  For the purposes of this Agreement, the
         ----------------------------
Optionee's employment or service shall be deemed to have ceased on the earlier of (a) the date when the Optionee's employment or service in fact ceased or (b) except in the case of Retirement, the date when the Optionee gave or received written notice that his or her employment or service is to cease.

    11.  NONTRANSFERABILITY.  The Option shall be exercisable during the
         ------------------
Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option without consideration, upon written notice to the Administrator, to a trustee of a revocable inter vivos trust established by the Optionee for the benefit of the Optionee during his or her lifetime. All or any part of the Option may be transferred upon the Optionee's death only by will, by the laws of descent and distribution, or pursuant to a written beneficiary designation previously presented to and accepted by the Administrator. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under this Agreement to terminate.

    12.  STOCKHOLDERS AGREEMENT.  The Optionee hereby represents to the Company
         ----------------------
that he or she has entered into the Stockholders Agreement and is or will be subject to such agreement upon issuance of the shares subject to this Option and will comply therewith as to this Option and the shares of Stock subject to this Option.

    13.  EFFECT OF EXERCISE.  Upon exercise of all or any part of the Option,
         ------------------
the number of shares of Stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

    14.  EXERCISE OF OPTION.  The Option may be exercised by delivering to the
         ------------------
Company (a) a written notice of exercise in substantially the form prescribed from time to time by the Administrator, and (b) full payment of the Exercise Price for each share of Stock purchased under the Option. Such notice shall specify the number of shares of Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Purchase Price shall be payable (i) in U.S. dollars in cash (by check), (ii) if the Company has completed an underwritten public offering of the Stock registered under the Securities Act, by delivery of shares of Stock registered in the name of the Optionee or Optionee's successor having a Fair Market Value at the time of exercise equal to the amount of the Purchase Price, (iii) any combination of the payment of cash and the delivery of stock, or (iv) so long as at least fifty percent (50%) of the Purchase Price of the Stock being purchased is paid in cash or by personal check and/or shares of Stock as above, and if permitted by the terms of the Corporation's agreements and securities, the balance of the Purchase Price may be paid with a full recourse, secured promissory note executed by the Optionee or Optionee's successor as provided in the Plan.

    15.  WITHHOLDING TAXES.  The Company may require the Optionee to deliver
         -----------------
payment, as a condition to the exercise of the Option, of any withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, which payment shall be made, at the discretion of the Optionee, (a) by cash or personal check, (b) if the Corporation has completed an underwritten public offering of the Stock registered under the Securities Act, by delivery of shares of Stock registered in the name of the Optionee, or by the Company not issuing such number of shares of the Stock subject to the Option, having a Fair Market Value at the time of exercise in the amount to be withheld or (c) any combination of (a) and (b) above.

    16.  ISSUANCE OF SHARES.  Subject to the foregoing conditions, the Company,
         ------------------
as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Stock with respect to which the Option is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued (i) to a trustee of a revocable inter vivos trust established by the Optionee for the benefit of the Optionee during his or her lifetime or (ii) in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

    17.  RIGHTS AS STOCKHOLDER.  Neither the Optionee nor any other person
         ---------------------
entitled to exercise the Option shall have any rights as a stockholder of the Company with respect to the Stock subject to the Option until a certificate for such shares has been issued to him or her following the exercise of the Option. Upon issuance of such certificate, the Optionee shall have all the rights, privileges and obligations of a Class [I/II] Stockholder as provided in the Stockholders Agreement.

    18.  AT-WILL AGREEMENT.  In consideration of the grant of this Option,
         -----------------
Optionee understands and agrees that Optionee's employment is at-will, and, therefore, Optionee's employment and compensation can be terminated by Optionee or the Company, with or without cause, and with or without notice, at any time. This at-will agreement supersedes any contrary contract of employment, express or implied, that Optionee may have had, or believed Optionee had, prior to this date. Optionee further understands and agrees that although other terms and conditions of Optionee's employment may change, this at-will employment relationship will remain in effect throughout Optionee's employment with the Company, or any of its affiliated companies, unless it is modified by a specific, written employment contract that is signed by the President of the Company and Optionee. This at-will employment status cannot be modified by any oral or implied agreement. Optionee understands and agrees that these statements about the at-will nature of Optionee's employment constitute the complete understanding between the Company and Optionee regarding this subject.

    19.  LOCK-UP.  In the event that the Company files a registration statement
         -------
with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is to be offered, the Optionee shall not effect any public sale or distribution of any shares of the Stock or any of the Company's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning thirty (30) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering.

    20.  NOTICES.  Any notice to the Company contemplated by this Agreement
         -------
shall be addressed to it in care of its General Counsel, 20630 Plummer Street, Chatsworth, California 91311, or such other address as the Company may specify in a notice to the Optionee; and any notice to the Optionee shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

    21.  INTERPRETATION.  The interpretation, construction, performance and
         --------------
enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons. In the event of any conflict between the terms of the Plan and this Agreement, the Plan shall govern.

    22.  CHOICE OF LAW.  This Agreement shall be governed by and construed in
         -------------
accordance with the internal substantive laws (not the law of choice of laws) of the State of California.

    IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date first above written.

LESLIE'S POOLMART, INC.

By___________________________


_____________________________     ______________________________
Optionee                          Optionee's Spouse*



______________________________    ______________________________
(Please print Optionee's name)    (Please print spouse's name)










____________________
*    Include signature and name of Optionee's spouse, if Optionee is married.

                                  SCHEDULE 1
                                  ----------
                               RIGHT TO EXERCISE
                               -----------------

     Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue as follows:

     1.  With respect to ________ shares subject to the Option

          (a) Commencing one year after the Grant Date, the Option may be exercised to the extent of one-third of such shares.

          (b) Commencing two years after the Grant Date, the Option may be exercised to the extent of one-third of such shares (plus any such shares with respect to which the Option has previously become exercisable but has not been exercised).

          (c) Commencing three years after the Grant Date, all such shares may be exercised to the extent they have not previously been exercised.

     2.  With respect to __________ shares subject to the Option

          (a) Commencing March 31, 1998, the Option may be exercised to the extent of one-third of such shares if both (i) EBITDA (as defined in the Plan) for the year ending January 3, 1998 ("'97 EBITDA") is at least $18 million and
(ii) at least 30 new stores have been opened between June 11, 1997 and March 31, 1998; in the event such shares do not become exercisable on March 31, 1998, they will become exercisable commencing March 31, 1999, if (i) '97 EBITDA is at least $17.1 million, (ii) the total of '97 EBITDA and EBITDA for the year ending in December 1998 ("'98 EBITDA") is a least $40 million, and (iii) at least 30 new stores have been opened between June 11, 1997 and March 31, 1998; in the event that the such shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 1999, they shall be forfeited.

          (b) Commencing March 31, 1999, the Option may be exercised to the extent of one-third of such shares (plus any such shares with respect to which the Option has previously become exercisable but has not been exercised) if both
(i) '98 EBITDA is at least $22 million and (ii) at least 30 new stores have been opened in the 12 month period ending March 31, 1999; in the event such shares do not become exercisable on March 31, 1999, they will become exercisable commencing March 31, 2000, if (i) '98 EBITDA is at least $20.9 million, (ii) the total of '98 EBITDA and EBITDA for the year ending December 1999 ("'99 EBITDA") is at least $48 million, and (iii) at least 30 new stores have been opened in the 12 month period ending March 31, 1999; in the event that such shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 2000, they shall be forfeited.

          (c) Commencing March 31, 2000, the Option may be exercised to the extent of one-third of such shares (plus any shares with respect to which the Option has previously become exercisable but has not been exercised) if both (i) EBITDA for the year ending in December 1999

("'99 EBITDA")is at least $26 million and (ii) at least 30 new stores have been opened in the 12 month period ending March 31, 2000; in the event such shares do not become exercisable on March 31, 2000, they will become exercisable on March 31, 2001 if (i) '99 EBITDA is at least $24.7 million, (ii) the total of '99 EBITDA and EBITDA for the year ending December 2000 is at least $55.4 million, and (iii) at least 30 new stores have been opened in the 12 month period ending March 31, 2000; in the event such shares have not become exercisable pursuant to either of the foregoing alternatives by March 31, 2001, they shall be forfeited.